SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report:                                      November 21, 2000
                ------------------------------------------------------

Date of earliest event reported:                     November 17, 2000
                                 -------------------------------------


                             SAMUELS JEWELERS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                               0-15017                                95-3746316
(State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification No.)
 incorporation or organization)

                        2914 MONTOPOLIS DRIVE, SUITE 200
                               AUSTIN, TEXAS 78741
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:   (512) 369-1400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




21901.0001

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           The Company issued a press release on November 17, 2000 regarding its October sales results. This press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

           The Company also issued a press release on November 17, 2000 regarding its commencement of a search for a new chief financial officer. This press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Item 7.  Financial Statements and Exhibits.

           (a)       Exhibits.

                     Exhibit No.                   Description
                     -----------                   -----------

                        99.1 Press Release, dated November 17, 2000, announcing October sales results.

                        99.2 Press Release, dated November 17, 2000, announcing the commencement of a search for a new chief financial officer.







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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAMUELS JEWELERS, INC.

                                   By: /s/ Randy N. McCullough
                                       --------------------------------------
                                       Randy N. McCullough
                                       President and Chief Executive Officer


                                   Date: November 21, 2000















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
                                 EXHIBIT INDEX


          Exhibit No.                   Description
          -----------                   -----------

              99.1        Press Release, dated November 17, 2000,
                          announcing October sales results.

              99.2        Press Release, dated November 17, 2000,
                          announcing the commencement of a search for a new chief financial officer.









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